                                  SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

              Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))

                             Variable Investors Series Trust
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               (Name of Registrant as Specified In Its Charter)

                        Blazzard, Grodd & Hasenauer, P.C.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------
     5)  Total fee paid:

         ---------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ---------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------
     3)  Filing Party:

         ---------------------------------------------------------------
     4)  Date Filed:

         ---------------------------------------------------------------

                       VARIABLE INVESTORS SERIES TRUST
                            10 POST OFFICE SQUARE
                         BOSTON, MASSACHUSETTS 02109

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 9, 1996


To the Shareholders of the World Equity Portfolio of
VARIABLE INVESTORS SERIES TRUST:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the World Equity Portfolio ("Shareholders") of the Variable Investors Series Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), will be held at the offices of First Variable Advisory Services Corp., 10 Post Office Square, Boston, Massachusetts, on December 9, 1996, at 10:00 a.m., Eastern time, for the following purposes:

    1. To approve or disapprove a new sub-advisory agreement (with respect to the World Equity Portfolio) between First Variable Advisory Services Corp. and Keystone Investment Management Company, such new sub-advisory agreement to contain the same terms and conditions as the current sub-advisory agreement, except for the dates of execution, effectiveness and termination.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record as of the close of business on October 22, 1996, are entitled to notice of and to vote at the meeting and at any and all adjournments thereof.

                        By order of the Board of Trustees

                        Arnold R. Bergman, Secretary

Dated: October   , 1996

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YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED
PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE. IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING
INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF ALL PROPOSALS NOTICED ABOVE.

-------------------------------------------------------------------------------

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1995, AND THE TRUST'S SEMI-ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES UNAUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF JUNE 30, 1996, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800)
   - OR WRITING TO THE TRUST AT 10 POST OFFICE SQUARE, BOSTON, MASSACHUSETTS 02109.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                           YOUR VOTE IS IMPORTANT.
                  PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

                       VARIABLE INVESTORS SERIES TRUST
                            10 POST OFFICE SQUARE
                               BOSTON, MA 02109

                               ----------------

                               PROXY STATEMENT
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 9, 1996

    This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Special Meeting of Shareholders ("Shareholders") of the World Equity Portfolio (the "Portfolio") of the Variable Investors Series Trust, a Massachusetts business trust (the "Trust"), to be held at the offices of First Variable Advisory Services Corp., 10 Post Office Square, Boston, Massachusetts 02109, on December 9, 1996 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

    The Trust was established to be used exclusively as the underlying investment for certain variable life insurance and variable annuity contracts ("Variable Contracts") offered by certain participating life insurance companies through their separate accounts. Monarch Life Insurance Company ("Monarch Life") and First Variable Life Insurance Company ("First Variable Life") (collectively, "Life Companies") are the only participating life insurance companies in the Trust and its sole shareholders. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), the Life Companies will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the meeting. All shares in the Trust held by the Life Companies will be voted by the Life Companies in accordance with voting instructions received from such contract owners. The Life Companies will vote all of the shares which they are entitled to vote in the same proportion as the votes cast by contract owners, on the issues presented, including shares which are attributable to the Life Companies' interests in the Trust. The Life Companies have fixed the close of business on December 4, 1996 as the last day for which voting instructions will be accepted.

    Each of the Life Companies will designate individuals who will serve as proxies at the meeting. If the accompanying form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted by the Life Company shareholders in accordance with the instructions marked thereon. Executed proxies that are unmarked will be voted for the proposal to approve the proposed New Sub-Advisory Agreement (defined below) for the Portfolio of the Trust. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Each proposal being considered at the meeting will be approved only if a sufficient number of votes are cast in favor of that proposal. Accordingly, votes to abstain and votes against will have the same effect in determining whether a proposal is approved.

    The Board of Trustees has fixed the close of business on October 22, 1996 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to a vote at the meeting. As of the Record Date,
there were         shares of the Portfolio outstanding. See Page    for
information concerning the substantial shareholders of voting securities of the Portfolio.

    The proxy, Notice of Special Meeting and this Proxy Statement are first being made available to Shareholders on or about November 5, 1996.

    The primary purpose of the Special Meeting is to permit the Portfolio's Shareholders to consider a New Sub-Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Acquisition and Merger, dated as of September 6, 1996, as may be amended from time to time (the "Merger Agreement") among Keystone Investments, Inc., the parent of Keystone Investment Management Company, the Portfolio's sub-adviser ("Sub-Adviser"), First Union Corporation ("First Union"), its wholly-owned subsidiary (except for directors' qualifying shares), First Union National Bank of North Carolina ("FUNB-NC"), and FKI, Inc., a newly organized wholly-owned subsidiary of FUNB-NC. Pursuant to the Merger Agreement, the Sub-Adviser will become an indirect subsidiary of First Union. The shareholder vote on the New Sub-Advisory Agreement (defined below) is required under the 1940 Act, as a result of First Union's contemplated acquisition of the Sub-Adviser.

    The costs of the meeting, including the solicitation of proxies and voting instructions from contract owners, will be paid by Keystone Investments, Inc.

    If, by the time scheduled for the meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of any of the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned meeting.

                                PROPOSAL (1):
                   APPROVAL OF NEW SUB-ADVISORY AGREEMENT,
                 WITH RESPECT TO THE WORLD EQUITY PORTFOLIO,
                BETWEEN FIRST VARIABLE ADVISORY SERVICES CORP.
                ("ADVISER") AND KEYSTONE INVESTMENT MANAGEMENT
                           COMPANY ("SUB-ADVISER")

DESCRIPTION OF ADVISER
    Under the Investment Advisory Agreement dated September 22, 1994 ("Investment Advisory Agreement"), Adviser manages the business and affairs of the portfolios (including the Portfolio) and the Trust, subject to the control of the Board of Trustees of the Trust.

    Adviser is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. Adviser is a wholly-owned subsidiary of First Variable Life, which is a wholly-owned subsidiary of Irish Life of North America, Inc. which in turn is beneficially owned by Irish Life plc. ("Irish Life"). Irish Life of North America, Inc. is a Delaware corporation, incorporated as Carrig International in 1986. Irish Life was formed in 1939 through a consolidation of a number of Irish and British Life offices transacting business in Ireland. As of the end of 1995, the Irish Life consolidated group had in excess of $11 billion in assets. The address of the Adviser is 10 Post Office Square, Boston, Massachusetts 02109.

    Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each portfolio of the Trust (including the Portfolio) in a manner consistent with each portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that Adviser may retain sub-advisers, at Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Trust. The Adviser has retained the Sub-Adviser to act as sub-adviser for the Portfolio.

    The Adviser's activities are subject to the review and supervision of the Board of Trustees to whom the Adviser renders periodic reports of the Trust's investment activities.

SUMMARY OF CURRENT SUB-ADVISORY AGREEMENT
    The Sub-Advisory Agreement dated September 22, 1994 between the Adviser and the Sub-Adviser (formerly known as Keystone Custodian Funds, Inc.), ("Current Sub-Advisory Agreement") provides that the Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio. The Sub-Adviser shall determine, in its discretion, subject to the oversight and review of Adviser, the investments to be purchased or sold and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Portfolio with brokers or dealers selected by the Sub-Adviser.

    For the services provided by Sub-Adviser, Adviser pays Sub-Adviser monthly an annual fee as follows:

      .45 of 1% on an annualized basis of the first $200 million of net assets under management.

      .375 of 1% on an annualized basis of any net assets under management over and above $200 million but not exceeding $500 million.

      .25 of 1% on an annualized basis of any net assets under management over and above $500 million.

    During the fiscal year ended December 31, 1995, the Adviser paid
investment advisory fees to the Sub-Adviser of         .

    The net assets of the Portfolio as of September 30, 1996 were $         .

SUMMARY OF NEW KEYSTONE SUB-ADVISORY AGREEMENT
    The New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, except for the proposed dates of execution, effectiveness and termination.

    The form of the proposed New Sub-Advisory Agreement, attached as Exhibit A to this Proxy Statement, is marked to indicate the changes from the Current Sub-Advisory Agreement.


                  INFORMATION CONCERNING THE PROPOSED MERGER
    The Proposed Merger. Keystone Investments, Inc. ("Keystone Investments") is the corporate parent of wholly-owned operating subsidiaries (which together with Keystone Investments are sometimes referred to herein as "Keystone"), which include the Sub-Adviser. Keystone has provided investment advisory and management, underwriting, distribution, administrative, transfer agency and trustee services to mutual funds and private accounts since the Sub-Adviser was organized in 1932. Keystone Management, Inc. ("Keystone Management") serves as investment manager of certain of the Keystone Family of Mutual Funds (the "Funds"). In connection with the Merger Agreement, it is proposed that all of the functions currently performed by Keystone Management for such Funds be assumed by the Sub-Adviser. Keystone currently manages and advises 32 mutual funds and other clients with assets which in the aggregate total over $11 billion. The Merger Agreement provides for the merger (the "Merger") of Keystone Investments with and into FKI, Inc., which will then adopt the name "Keystone Investments, Inc." ("New Keystone Investments").

    First Union is a publicly owned multibank holding company registered under the federal Bank Holding Company Act of 1956, as amended. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses through offices in 38 states and four foreign countries. The principal offices of First Union, FUNB-NC and FKI, Inc. are at One First Union Center, Charlotte, North Carolina 28288. The Capital Management Group ("CMG") of FUNB-NC manages, advises or otherwise oversees the investment of over $34 billion in assets belonging to a wide range of institutional, trust and individual clients, including registered investment companies, or series thereof, with assets of approximately $8.1 billion. Evergreen Asset Management Corp. and Lieber & Company, wholly-owned subsidiaries of FUNB-NC, serve as investment adviser, manager, and/or sub-adviser to institutional, trust and individual clients, including registered investment companies, or series thereof, with assets totaling approximately $8 billion.

    In the Merger, First Union will issue shares of its voting common stock ("First Union Common Stock") and options on such First Union Common Stock to the beneficial owners of Keystone Investments' voting common stock ("Keystone Stock") and options thereon. Substantially all of the outstanding Keystone Stock and options thereon are beneficially owned by certain of Keystone's present and former officers and employees and members of their families and trusts established by them. Except for 140,042 shares held by the Keystone Investments, Inc. Savings and Investment Plan and certain unaffiliated shareholders, all of the Keystone Stock outstanding as of the date hereof is held pursuant to eight voting trust agreements ("voting trusts") for which certain of Keystone's senior officers and directors are the voting trustees. A majority of the outstanding Keystone Stock, totaling 52%, is held by seven senior officers or directors and a spouse of one such individual, and is subject to two of such voting trusts. These officers and directors, who may be deemed to control Keystone, are Messrs. George S. Bissell, Albert H. Elfner, III, Ralph J. Spuehler, Jr., Stephen J. Arpante, Philip M. Byrne, Edward F. Godfrey and Roger T. Wickers and, together with such spouse, are referred to herein as the "Controlling Stockholders". Their address is 200 Berkeley Street, Boston, Massachusetts 02116. Each of Messrs. Bissell, Elfner, Spuehler, Godfrey and Byrne is also an "affiliated person" of Keystone Investments (as defined under the 1940 Act). The Controlling Stockholders have agreed to have their Keystone Stock voted in favor of the Merger at a Special Meeting of Stockholders of Keystone Investments to be held on December 2, 1996 and, accordingly, it is expected that the Merger Agreement will be approved at such Special Meeting.

    The Merger Agreement provides that First Union will issue in the Merger 2,912,000 shares of First Union Common Stock which, at September 6, 1996, had an aggregate value of $186,004,000. The number of shares that will ultimately be issued upon the Merger is subject to certain adjustments, including an adjustment downwards of 13.5% in the event that net redemptions of shares of the Funds and certain other Keystone funds prior to the effective date of the Merger equal or exceed in the aggregate 15% of the outstanding shares of such Funds on September 6, 1996. In addition, in the event that the average per share market price of First Union Common Stock over a period of ten trading days ending on the day five business days prior to the Effective Date (as defined herein) declines by a certain amount determined with reference to the market prices of shares of a certain peer group of bank holding companies, Keystone Investments will have the option to terminate the Merger Agreement, subject to the right of First Union to increase the aggregate number of shares of First Union Common Stock to be issued in the Merger to compensate for such a decline in accordance with the Merger Agreement. Assuming the consummation of the Merger during the month of December 1996, an estimated 2,523,089 shares of First Union Common Stock, having an aggregate market value as of October 16, 1996 of $171,570,052, were issuable in exchange for all of the shares of Keystone Stock. The balance of the First Union Common Stock issuable in the Merger will be paid to assignees of Keystone TA Limited Partnership ("KTLP"), a former shareholder of Keystone Investments, which assisted current management in a leveraged buyout of Keystone Investments in 1989 pursuant to an agreement with Keystone Investments.

    The Merger is expected to become effective on December 11, 1996, or a later agreed date (the "Effective Date"), upon the satisfaction of specified terms and conditions including, among other things, receipt of all necessary regulatory approvals. Consummation of the Merger is conditioned on First Union and Keystone Investments receiving, or a waiver of the requirement to receive, all necessary approvals by governmental regulatory authorities, including approvals of the Office of the Comptroller of the Currency and the Federal Reserve Board and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Consummation of the Merger is subject to a number of additional conditions, including the approvals proposed hereby of new investment advisory and management agreements. To satisfy this condition, shareholders of Keystone funds which, in the aggregate provided at least 90% of the management and advisory fees paid to Keystone by all of the Keystone funds for the twelve months ended August 31, 1996, must approve such proposed agreements.

    If the Merger is consummated, First Union, indirectly, and FUNB-NC, directly, will own all of the outstanding voting securities of New Keystone Investments, which in turn will own directly or indirectly all of the outstanding voting securities of the Keystone operating (and any other) subsidiaries, including the Sub-Adviser. Such new ownership will constitute a change in the identity and control ("Change in Control") of Keystone Investments and its direct and indirect subsidiaries, which will cause the Current Sub-Advisory Agreement to terminate automatically in accordance with its terms, as required by the 1940 Act. Such termination will necessitate adoption of a new agreement for provision of such services. Shareholder approval of the New Sub-Advisory Agreement is proposed. The consolidation of all investment advisory services for the Funds under the Sub-Adviser will not involve any material changes in the services provided to the Portfolio. THE PORTFOLIO'S SUB-ADVISORY FEE RATE WILL REMAIN UNCHANGED.

    Following the consummation of the Merger, First Union does not have any current intention to make any immediate significant changes in the way that New Keystone Investments provides sub-advisory services to the Portfolio. To facilitate this continuity, Keystone Investments (the obligations of which will be assumed by New Keystone Investments) has entered into employment contracts, effective as of the Effective Date, with each of three directors and executive officers of Keystone Investments (Albert H. Elfner, III, Edward
F. Godfrey and Ralph J. Spuehler, Jr.). Among other things, each such employment contract provides for a payment to be made at the end of the one-, two- and/or three-year periods following the Effective Date during which Messrs. Elfner, Godfrey and Spuehler, as the case may be, remains an employee of Keystone in his present or substantially equivalent position. Each annual payment would equal $440,000 for Mr. Elfner, $345,000 for Mr. Godfrey and $220,000 for Mr. Spuehler. Such payments would also be made under certain circumstances following termination of the employment of Messrs. Elfner, Godfrey and Spuehler, respectively, and the expiration of a one-year non-compete period following such termination. Messrs. Elfner and Godfrey are expected to continue to be actively involved in providing services to the Funds to substantially the same extent to which each has historically been involved.

    If the Merger is not consummated, the New Sub-Advisory Agreement would not be entered into and the Current Sub-Advisory Agreement would remain in place. The Trustees would, under these circumstances, take such actions, if any, as they deemed necessary. If the Shareholders of the Portfolio do not approve the proposed New Sub-Advisory Agreement, but the requisite shareholder approvals of other Funds sufficient to satisfy the conditions to the Merger are obtained, the Sub-Adviser will be unable to continue serving as sub-adviser to the Portfolio pursuant to the Current Sub-Advisory Agreement. In that event, the Board of Trustees, with the assistance of Keystone, will consider alternative sub-advisory arrangements for the Portfolio.

    Exhibit B shows the amounts of compensation received by the Sub-Adviser and other affiliates of the Sub-Adviser for the most recent fiscal year pursuant to its investment advisory and management agreements.


CONSIDERATIONS OF THE TRUSTEES
    The Board of Trustees of the Trust held a meeting on October 17, 1996, at which meeting the Trustees, including the Independent Trustees (Trustees who are independent, i.e., not "interested persons", as defined in the 1940 Act, and who have no direct or indirect financial interest in the New Sub-Advisory Agreement), concluded that if the Merger occurs, entry by the Trust into the New Sub-Advisory Agreement would be in the best interests of the Trust and the Shareholders of the Portfolio. The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for the Portfolio and recommended such agreement be submitted for approval by the Shareholders of the Portfolio at the Special Meeting. The New Sub-Advisory Agreement would take effect upon the later to occur of (i) the obtaining of Shareholder approval or
(ii) the closing of the Merger. The New Sub-Advisory Agreement will continue in effect until April 30, 1998 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

    In evaluating the New Sub-Advisory Agreement, the Board of Trustees of the Trust took into account that the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder by the Sub-Adviser and the fees and expenses payable by the Adviser to the Sub-Adviser, are substantially identical, except for the dates of execution, effectiveness and termination.

    The Trustees, after examining relevant materials furnished to them by First Union and Keystone and attending the October 17, 1996 Board Meeting where certain executives of First Union and Keystone addressed the Trustees, determined that the expected benefits to the Portfolio would be largely due to First Union's financial strength, investment advisory asset base, mutual funds under management and personnel base.

    The Trustees expect that the increased financial strength and stability of the Sub-Adviser after the Merger would be likely to (a) enhance the Sub-Adviser's ability to attract and retain desirable advisory and other management personnel, (b) create opportunities for augmenting the technological and other support infrastructure available for portfolio management and (c) provide the Sub-Adviser with access to research and other resources of the investment management personnel of First Union and its affiliates. The Trustees concluded that the foregoing potential benefits, considered together with the fact that no increase in the rate of sub-advisory fees to be charged to the Portfolio was planned or contemplated, would be in the best interests of the Portfolio and its Shareholders.

    The parties to the Merger Agreement have each agreed for a period of three years following the Effective Date to use their reasonable best efforts to assure compliance with the safe harbor provisions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser (under this proposed Merger, the Sub-Adviser) to a registered investment company may receive a benefit in connection with a sale of any interest in such adviser which results in an assignment of an investment advisory contract so long as the following two conditions are satisfied: (i) for a period of three years after such assignment, at least 75% of the board of trustees of the investment company cannot be "interested persons," as defined in the 1940 Act, of the new sub-adviser or its predecessor, and (ii) no "unfair burden" (as defined in the 1940 Act) is imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. In this regard, the current composition of the Board of Trustees of the Trust would be in compliance with the first condition. In addition, the management of the Trust is aware of no circumstances arising from the Merger, preparatory transactions to the Merger or any potential financing that might result in the imposition of an "unfair burden" on the Trust.

REQUIRED VOTE - SUB-ADVISORY AGREEMENT. The New Sub-Advisory Agreement must be approved as to the Portfolio by the holders of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio and (2) 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares are present at the Special Meeting in person or by proxy.

RECOMMENDATION OF TRUSTEES
    The Board of Trustees of the Trust, including its Independent Trustees, recommends that the Shareholders vote FOR approval of the proposed New Sub-Advisory Agreement.

                   THE BOARD OF TRUSTEES RECOMMENDS A VOTE
                         FOR APPROVAL OF PROPOSAL 1.
                         ------------

                            ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS OF THE SUB-ADVISER
    The following table sets forth certain information concerning the executive officers and directors of the Sub-Adviser.

    The executive officers and directors of the Sub-Adviser, who are expected to continue to be such, or who are expected to be elected if the Merger is consummated, are:

Albert H. Elfner, III                  Chairman and Chief Executive Officer
James R. McCall                        President
Edward F. Godfrey                      Senior Vice President, Chief
                                       Financial Officer and Treasurer
Philip M. Byrne                        Senior Vice President
Rosemary D. Van Antwerp                Senior Vice President,
                                       General Counsel and Secretary
Donald McMullen                        Director
William M. Ennis II                    Director
Barbara J. Colvin                      Director

    The address of each of the persons referred to above, except Messrs. McMullen and Ennis and Ms. Colvin, is 200 Berkeley Street, Boston, Massachusetts 02116-5034. The address of Messrs. McMullen and Ennis and Ms. Colvin is 301 South College Street, Charlotte, North Carolina 23288-0630.

SUBSTANTIAL SHAREHOLDERS
    All of the shares of the Portfolio are currently owned by First Variable Life and Monarch Life pursuant to variable annuity contracts issued to contract owners of First Variable Life Annuity Funds A, E, and M and Monarch Life Separate Accounts VA and VA-3. First Variable Life and Monarch Life have, however, agreed to vote their shares in proportion to and in the manner instructed by contract owners. The only person known to First Variable Life or Monarch Life to own, of record or beneficially, more than 20% of the outstanding variable annuity accumulation units of Funds A, E or M or Separate
Accounts VA or VA-3 is the State of Arkansas which owned, on           , 1996,
a total of           accumulation units of Fund A, or   % of the then
outstanding accumulation units. The State's ownership of variable annuity contracts arises pursuant to non-qualified deferred compensation plans sponsored by the State for the benefit of plan participants. By virtue of the foregoing, both First Variable Life and the State of Arkansas may be deemed to be controlling persons of the Portfolio.

FUTURE MEETINGS OF SHAREHOLDERS
    The Trust is not required to hold Annual Meetings of Shareholders and does not plan to do so. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares and the Declaration sets out the procedures to be followed.

OTHER MATTERS
    The Board of Trustees knows of no matters to be presented at the Special Meeting other than those specified in the attached Notice of Special Meeting. However, if any other matters come before the Special Meeting, it is intended that the proxies will vote thereon in their discretion.


                        By order of the Board of Trustees,


                        ARNOLD R. BERGMAN
                        Secretary
Dated: October   , 1996

                                                                     EXHIBIT A

                       VARIABLE INVESTORS SERIES TRUST
                            SUB-ADVISORY AGREEMENT

    This Agreement is made between FIRST VARIABLE ADVISORY SERVICES CORP., a Massachusetts corporation and a wholly-owned subsidiary of First Variable Life Insurance Company ("Life Company"), having its principal place of business in Boston, Massachusetts (hereinafter referred to as "Adviser"), and KEYSTONE
                                                                  --------
INVESTMENT MANAGEMENT COMPANY, FORMERLY KEYSTONE CUSTODIAN FUNDS, INC., a
---------------------------------------
Delaware corporation, having its principal place of business in Boston, Massachusetts (hereinafter referred to as "Sub-Adviser").

    WHEREAS, Variable Investors Series Trust (the "Trust"), an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended ("Act"), that is registered as such with the Securities and Exchange Commission has appointed Adviser as investment adviser for all its portfolios including the World Equity Portfolio; and

    WHEREAS, Sub-Adviser is engaged in the business of rendering investment management services; and

    WHEREAS, Adviser desires to retain Sub-Adviser to provide certain investment management services for the World Equity Portfolio (the "Portfolio") of the Trust as more fully described below;

    NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

    1. Adviser hereby retains Sub-Adviser to assist Adviser in its capacity as investment adviser for the Portfolio. Subject to the oversight and review of Adviser and the Board of Trustees of the Trust, Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio. Sub-Adviser will determine in its discretion, subject to the oversight and review of Adviser, the investments to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The services of Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

    2. Sub-Adviser, in its supervision of the investments of the Portfolio, will be guided by the Portfolio's investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by Adviser to Sub-Adviser.

    3. Adviser shall pay to Sub-Adviser, for all services rendered to the Portfolio by Sub-Adviser hereunder, the fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder.

    4. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not "interested persons", as defined in Section 2(a)(19) of the Act, of any party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty
(60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to the Portfolio.

    5. Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, as defined in Section 2(a)(42) of the Act, on sixty (60) days' written notice to Sub-Adviser, or by Adviser or Sub-Adviser upon not less than sixty (60) days' written notice to the other party.

    6. This Agreement may not be assigned by Adviser or Sub-Adviser and shall automatically terminate in the event of any assignment. Sub-Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement.

    7. Sub-Adviser represents and warrants that the Portfolio will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended and Treasury Regulations
Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations; provided, however, that Adviser shall promptly provide Sub-Adviser with copies of such Section 817(h) and Regulation Section 1.817-5 as currently in effect and as modified or amended from time to time. Sub-Adviser will be relieved of this obligation and shall be held harmless when (i) the Portfolio is invested in compliance with the requirements of Section 817(h) and/or Regulation Section 1.817-5 as most recently provided to Sub-Adviser by Adviser or (ii) when direction from the Adviser or Trustees causes non-compliance with Section 817(h) and/or Regulation Section 1.817-5. Sub-Adviser agrees to provide quarterly reports to Adviser, executed by a duly authorized officer of Sub-Adviser, within seven
(7) days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Adviser may request and Sub-Adviser agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Adviser.

    8. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement on the part of Sub-Adviser, Sub-Adviser shall not be liable to Adviser, the Trust, the Portfolio or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

    9. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Portfolio with broker-dealers selected by the Sub-Adviser. In executing portfolio transactions and selecting broker-dealers, the Sub-Adviser will use its best efforts to seek best execution on behalf of the Portfolio. In assessing the best execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act")) provided to the Portfolio and/or other accounts over which the Sub-Adviser, an affiliate of the Sub-Adviser (to the extent permitted by law) or another investment adviser of the Portfolio exercises investment discretion. The Sub-Adviser is authorized to cause the Portfolio to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

    10. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Act, of any party to this Agreement (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of the Portfolio by the holders of a majority of the outstanding voting securities of the Portfolio, as defined in Section 2(a)(42) of the Act.

    11. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

    12. This Agreement will become binding on the parties hereto upon their execution of the attached Exhibit A to this Agreement.

    13. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Trust or such persons as the Adviser may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not necessarily limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

    14. Each party to this Agreement hereby acknowledges that it is registered as an investment adviser under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

                                  EXHIBIT A
                       VARIABLE INVESTORS SERIES TRUST
                          SUB-ADVISORY COMPENSATION

    For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, an annual fee as follows:

WORLD EQUITY PORTFOLIO
    .45 of 1% on an annualized basis of the first $200 million of net assets under management.

    .375 of 1% on an annualized basis of any net assets under management over and above $200 million but not exceeding $500 million.

    .25 of 1% on an annualized basis of any net assets under management over and above $500 million.

    Such fees shall accrue daily and be paid monthly.

    Witness the due execution hereof this    day of December, 1996.
                                          -------------------------

                                     FIRST VARIABLE ADVISORY
                                       SERVICES CORP.
Attest:

-----------------------------------  By: ------------------------------------


                                     KEYSTONE INVESTMENT
                                              ----------
                                       MANAGEMENT COMPANY
                                       ------------------
Attest:

-----------------------------------  By: ------------------------------------

                                                                     EXHIBIT B
                          INVESTMENT ADVISORY FEES -
              KEYSTONE INVESTMENT MANAGEMENT COMPANY AND AFFILIATES

                                                                                        EXPENSE
                                                                    AGGREGATE         LIMITATION,
                                                                      AMOUNT          IF ANY (AS A
                                                     NET ASSETS    OF ADVISORY       PERCENTAGE OF
                                  FISCAL YEAR       ON SEPT. 30,   FEE FOR LAST       AVERAGE NET
NAME OF FUND                         ENDED              1996       FISCAL YEAR          ASSETS)
------------------------------  ------------------  ------------  --------------  ------------------
B-1 ..........................      10/31/95                        $1,876,672            N/A
B-2 ..........................       8/31/96                         3,481,728            N/A
B-4 ..........................       7/31/96                         3,788,171            N/A
K-1 ..........................       6/30/96                         6,447,849            N/A
K-2 ..........................      10/31/95                         2,779,544            N/A
S-1 ..........................       8/31/96                         1,492,757            N/A
S-3 ..........................       8/31/96                         1,908,509            N/A
S-4 ..........................       5/31/96                         8,473,139            N/A
Adjustable Rate ..............       9/30/96                                              N/A
Institutional ................       6/30/96                             9,209      Limited to 1.00%
International ................      10/31/95                           985,652            N/A
Precious Metals ..............       2/28/96                         1,354,605            N/A
Tax Free .....................      12/31/95                         5,327,202            N/A
Emerging Growth ..............       9/30/96                                              N/A
Balanced Fund ................       6/30/97*                                       Limited to 1.50%
                                                                                    for Class A and
                                                                                       2.25% for
                                                                                     Classes B & C
Capital Preservation
  and Income .................       9/30/96                                        Limited to 0.90%
                                                                                    for Class A and
                                                                                       1.65% for
                                                                                     Classes B & C
Emerging Markets .............      10/31/96**                                      Limited to 0.00%
                                                                                      for Classes
                                                                                        A, B, C
Total Return .................      11/30/95                           300,290            N/A
Fund of the Americas .........      10/31/95                         1,099,920            N/A
Global Opportunities .........       9/30/96                                              N/A
Global Resources .............       3/31/96                           217,332            N/A
Government Securities ........       7/31/96                           365,012            N/A
Intermediate Term ............       7/31/96                           273,644      Limited to 1.10%
                                                                                    for Class A and
                                                                                       1.85% for
                                                                                     Classes B & C
Liquid Trust .................       6/30/96                         1,359,239            N/A
Omega ........................      12/31/95                         1,280,426            N/A
Small Company Growth .........       5/31/96                            21,221      Limited to 1.95%
                                                                                    for Class A and
                                                                                       2.70% for
                                                                                     Classes B & C
State Tax Free ...............       3/31/96                         1,168,889      Limited to 0.75%
                                                                                    for Class A and
                                                                                       1.50% for
                                                                                     Classes B & C
State Tax Free II ............      11/30/95                           233,519      Limited to 0.75%
                                                                                    for Class A and
                                                                                       1.50% for
                                                                                     Classes B & C
Strategic Income .............       7/31/96                         1,663,669            N/A
Tax Free Income ..............      11/30/95                           919,802            N/A
World Bond ...................      10/31/95                            93,806            N/A

*  Balanced Fund began operations on August 16, 1996; these fees are for the period from August 16, 1996 to September 30, 1996.
** Emerging Markets began operations on May 31, 1996; these fees are for the period from May 31, 1996 to
   September 30, 1996.

                                    PROXY
                            WORLD EQUITY PORTFOLIO
                                      OF
                         VARIABLE INVESTORS SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                              December 9, 1996

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the World Equity Portfolio of Variable Investors Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on December 9, 1996 at the offices of First Variable Advisory Services Corp., 10 Post Office Square, Boston, Massachusetts at 10:00 a.m., Eastern time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a new sub-advisory agreement (with respect to the World Equity Portfolio) between First Variable Advisory Services Corp. and Keystone Investment Management Company, such new sub-advisory agreement to contain the same terms and conditions as the current sub-advisory agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1996

                        Monarch Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

WORLD EQUITY PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

MONARCH LIFE SEPARATE ACCOUNT VA

----------------------------------

                                    PROXY
                            WORLD EQUITY PORTFOLIO
                                      OF
                         VARIABLE INVESTORS SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                              December 9, 1996

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the World Equity Portfolio of Variable Investors Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on December 9, 1996 at the offices of First Variable Advisory Services Corp., 10 Post Office Square, Boston, Massachusetts at 10:00 a.m., Eastern time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a new sub-advisory agreement (with respect to the World Equity Portfolio) between First Variable Advisory Services Corp. and Keystone Investment Management Company, such new sub-advisory agreement to contain the same terms and conditions as the current sub-advisory agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1996

                        Monarch Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

WORLD EQUITY PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

MONARCH LIFE SEPARATE ACCOUNT VA-3

----------------------------------

----------------------------------

----------------------------------


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

----------------------------------

                                    PROXY
                            WORLD EQUITY PORTFOLIO
                                      OF
                         VARIABLE INVESTORS SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                              December 9, 1996

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the World Equity Portfolio of Variable Investors Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on December 9, 1996 at the offices of First Variable Advisory Services Corp., 10 Post Office Square, Boston, Massachusetts at 10:00 a.m., Eastern time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a new sub-advisory agreement (with respect to the World Equity Portfolio) between First Variable Advisory Services Corp. and Keystone Investment Management Company, such new sub-advisory agreement to contain the same terms and conditions as the current sub-advisory agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1996

                        First Variable Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

WORLD EQUITY PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

FIRST VARIABLE LIFE ANNUITY FUND A

----------------------------------

----------------------------------

----------------------------------


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

----------------------------------

                                    PROXY
                            WORLD EQUITY PORTFOLIO
                                      OF
                         VARIABLE INVESTORS SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                              December 9, 1996

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the World Equity Portfolio of Variable Investors Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on December 9, 1996 at the offices of First Variable Advisory Services Corp., 10 Post Office Square, Boston, Massachusetts at 10:00 a.m., Eastern time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a new sub-advisory agreement (with respect to the World Equity Portfolio) between First Variable Advisory Services Corp. and Keystone Investment Management Company, such new sub-advisory agreement to contain the same terms and conditions as the current sub-advisory agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1996

                        First Variable Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

WORLD EQUITY PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

FIRST VARIABLE LIFE ANNUITY FUND E

----------------------------------

----------------------------------

----------------------------------


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

----------------------------------

                                    PROXY
                            WORLD EQUITY PORTFOLIO
                                      OF
                         VARIABLE INVESTORS SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                              December 9, 1996

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the World Equity Portfolio of Variable Investors Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on December 9, 1996 at the offices of First Variable Advisory Services Corp., 10 Post Office Square, Boston, Massachusetts at 10:00 a.m., Eastern time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a new sub-advisory agreement (with respect to the World Equity Portfolio) between First Variable Advisory Services Corp. and Keystone Investment Management Company, such new sub-advisory agreement to contain the same terms and conditions as the current sub-advisory agreement, except for the dates of execution, effectiveness and termination.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 1996

                        First Variable Life Insurance Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                        Name and Title of Authorized Officer

                        ---------------------------------------------------
                        Signature of Authorized Officer

WORLD EQUITY PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

FIRST VARIABLE LIFE ANNUITY FUND M

----------------------------------

----------------------------------

----------------------------------


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

----------------------------------

   FIRST VARIABLE                      VOTING INSTRUCTIONS SOLICITED ON BEHALF
LIFE INSURANCE COMPANY                 OF THE BOARD OF DIRECTORS FOR A SPECIAL
                                       MEETING OF SHAREHOLDERS OF THE VARIABLE
                                       INVESTORS SERIES TRUST.
                                              DECEMBER 9, 1996

        \/ Please fold and detach card at perforation before mailing \/

                      WORLD EQUITY PORTFOLIO ("PORTFOLIO")
             INSTRUCTIONS TO FIRST VARIABLE LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
         VARIABLE INVESTORS SERIES TRUST TO BE HELD ON DECEMBER 9, 1996
                      INSTRUCTIONS SOLICITED ON BEHALF OF
                     FIRST VARIABLE LIFE INSURANCE COMPANY

The undersigned hereby instructs First Variable Life Insurance Company (the "Company") to vote all shares of the above-referenced Portfolio of VARIABLE INVESTORS SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., Eastern Time, on December 9, 1996, at the offices of First Variable Advisory Services Corp., 10 Post Office Square, Boston, Massachusetts and at any adjournment thereof, as indicated on the reverse side.

                                           Dated: ________________________, 1996

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S)
APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

-------------------------------------------------------------
|                                                            |
|                                                            |
|                                                            |
-------------------------------------------------------------
                         Signature(s)                     xxx

               PLEASE SIGN AND DATE THIS FORM ON THE REVERSE SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

        \/ Please fold and detach card at perforation before mailing \/

INSTRUCTIONS SOLICITED ON BEHALF OF FIRST VARIABLE LIFE INSURANCE COMPANY

FIRST VARIABLE LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. |_|

                                                                       ABSTAIN
1.  To approve a new sub-advisory agreement           FOR   AGAINST     FROM
    (with respect to the World Equity Portfolio)
    between First Variable Advisory Services Corp.    |_|     |_|        |_|
    and Keystone Investment Management Company,
    such new sub-advisory agreement to contain the     |_      |_         |_
    same terms and conditions as the current sub-advisory agreement, except for the dates of execution, effectiveness and termination.

                  IMPORTANT: Please sign on the reverse side.               xxx

     MONARCH                           VOTING INSTRUCTIONS SOLICITED ON BEHALF
LIFE INSURANCE COMPANY                 OF THE BOARD OF DIRECTORS FOR A SPECIAL
                                       MEETING OF SHAREHOLDERS OF THE VARIABLE
                                       INVESTORS SERIES TRUST.
                                              DECEMBER 9, 1996

        \/ Please fold and detach card at perforation before mailing \/

                      WORLD EQUITY PORTFOLIO ("PORTFOLIO")
                 INSTRUCTIONS TO MONARCH LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
         VARIABLE INVESTORS SERIES TRUST TO BE HELD ON DECEMBER 9, 1996
                      INSTRUCTIONS SOLICITED ON BEHALF OF
                         MONARCH LIFE INSURANCE COMPANY

The undersigned hereby instructs Monarch Life Insurance Company (the
"Company") to vote all shares of the above-referenced Portfolio of VARIABLE INVESTORS SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., Eastern Time, on December 9, 1996, at the offices of First Variable Advisory Services Corp., 10 Post Office Square, Boston, Massachusetts and at any adjournment thereof, as indicated on the reverse side.

                                           Dated: ________________________, 1996

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S)
APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

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                         Signature(s)                     xxx
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               PLEASE SIGN AND DATE THIS FORM ON THE REVERSE SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

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INSTRUCTIONS SOLICITED ON BEHALF OF MONARCH LIFE INSURANCE COMPANY

MONARCH LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE
CONTRACT OWNER AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. |_|

                                                                       ABSTAIN
1.  To approve a new sub-advisory agreement           FOR   AGAINST     FROM
    (with respect to the World Equity Portfolio)
    between First Variable Advisory Services Corp.    |_|     |_|        |_|
    and Keystone Investment Management Company,
    such new sub-advisory agreement to contain the     |_      |_         |_
    same terms and conditions as the current sub-advisory agreement, except for the dates of execution, effectiveness and termination.

                  IMPORTANT: Please sign on the reverse side.               xxx